Exhibit 99.1

LMRK Issuer Co III LLC

Secured Tenant Site Contract Revenue Notes, Series 2018-1

Sample Asset Agreed-Upon Procedures

Report To:

Landmark Infrastructure Partners LP

LMRK Issuer Co III LLC

17 May 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Landmark Infrastructure Partners LP

LMRK Issuer Co III LLC

2141 Rosecrans Avenue, Suite 2100

El Segundo, California 90245

Re:	LMRK Issuer Co III LLC (the “Issuer”)
Secured Tenant Site Contract Revenue Notes, Series 2018-1 (the “Notes”)
Sample Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Landmark Infrastructure Partners LP (“Landmark”), the Issuer and RBC Capital Markets, LLC (“RBC,” together with Landmark and the Issuer, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a pool of assets consisting of fee estates, leasehold estates or easements combined with assignments of tenant leases, licenses or similar agreements with respect to certain wireless communication sites and assignments of tenant leases, licenses or similar agreements with respect to certain wireless communication sites (collectively, the “Tenant Site Assets”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Landmark, on behalf of the Issuer, provided us with:

a.	An electronic data file labeled “LMRK 2018-1 DataTape_TC_v37.xlsx” and the corresponding record layout and decode information (the “Preliminary Base Data File”) that Landmark, on behalf of the Issuer, indicated contains information as of 15 April 2018 (the “Cut-Off Date”) relating to certain tenant site assets (the “Preliminary Assets”) that Landmark, on behalf of the Issuer, indicated are expected to be representative of the Tenant Site Assets,

b.	Imaged copies of:

i.	The easement and assignment of lease agreement or other related documents (collectively and as applicable, the “Easement Agreement”),

ii.	The lease agreement or other related documents (collectively and as applicable, the “Lease Agreement”),

iii.	The purchase and sale agreement or other related documents (collectively and as applicable, the “Purchase and Sale Agreement”),

iv.	The estoppel certificate (the “Estoppel Certificate”),

v.	The closing statement (the “Closing Statement”),

vi.	The revenue statement(s) and proof of payment (the “Revenue Support”),

vii.	Certain printed screen shots from Landmark’s servicing system (the “System Screen Shots”) and

viii.	The underwriting summary (the “Underwriting Summary”),
as applicable, that Landmark, on behalf of the Issuer, indicated relate to each Sample Asset (as defined in Attachment A),

c.	A schedule labeled “BTA Rankings.xlsx” (the “BTA Rank Schedule”) that Landmark, on behalf of the Issuer, indicated contains information relating to the BTA rank for certain Sample Assets,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, RBC, on behalf of the Issuer, provided us with:

a.	Imaged copies of certain screenshots (the “Tenant Ratings Screenshots,” together with the Easement Agreement, Lease Agreement, Purchase and Sale Agreement, Estoppel Certificate, Closing Statement, Revenue Support, System Screen Shots, Underwriting Summary and BTA Rank Schedule, the “Sources”) that RBC, on behalf of the Issuer, indicated contains information relating to the tenant parent Moody’s rating, tenant parent S&P rating and tenant parent Fitch rating Sample Characteristics,

b.	A schedule (the “Tenant Credit Rating Mapping Schedule”) that RBC, on behalf of the Issuer, indicated contains information relating to the Moody’s, S&P, and Fitch ratings (collectively, the “Ratings”) corresponding to each parent company/power purchaser (the “Parent Company”), as shown on the Preliminary Base Data File, and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Preliminary Base Data File, Sample Characteristics, Sources, Tenant Credit Rating Mapping Schedule and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Base Data File, Sources, Tenant Credit Rating Mapping Schedule or any other information provided to us by Landmark or RBC, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Assets or Tenant Site Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Landmark or RBC, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Tenant Site Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Tenant Site Assets,

iii.	Whether the originator of the Tenant Site Assets complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Tenant Site Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

17 May 2018

Attachment A

Procedures performed and our associated findings

1.	As instructed by Landmark, on behalf of the Issuer, we appended the information for each Preliminary Asset on the Preliminary Base Data File with the Ratings, as shown on the Tenant Credit Rating Mapping Schedule, that corresponds to the Parent Company, as shown on the Preliminary Base Data File, for such Preliminary Asset. The Preliminary Base Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	As instructed by Landmark, on behalf of the Issuer, we randomly selected a sample of 25 Preliminary Assets from the Preliminary Data File (the “Sample Assets”). For the purpose of this procedure, Landmark, on behalf of the Issuer, did not inform us as to the basis for the methodology they instructed us to use to select the Sample Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the 25 Sample Assets are referred to as Sample Asset Numbers 1 through 25.

3.	For each Sample Asset, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by Landmark, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A and the final paragraph of this Item 3. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

The Source(s) that we were instructed by Landmark, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, Landmark, on behalf of the Issuer, instructed us to note agreement if the value on the Preliminary Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)
LD asset ID	Asset Number 1	Underwriting Summary	i.

Address	Address12	Underwriting Summary, Lease Agreement or Easement Agreement	ii.

State	State3	Underwriting Summary, Lease Agreement or Easement Agreement

Zip code	Zip2	Underwriting Summary, Lease Agreement or Easement Agreement	iii.

Tenant name	Tenant Name 13	Lease Agreement, Easement Agreement or Revenue Support	ii., iv.

Entity	Entity5	Purchase and Sale Agreement or Revenue Support	ii.

Structure type	Structure Type6	Underwriting Summary	ii., v.

RPI type	RPI Type8	Easement Agreement

Purchase term	Purchase Term (Updated)15	Easement Agreement or Purchase and Sale Agreement

Lease commencement date	Lease Commencement Date 17	(a) Lease Agreement or Estoppel Certificate or	vi., vii.
(b) Lease Agreement and recalculation

LD acquisition date	LD Acquisition Date7	Purchase and Sale Agreement, Lease Agreement or Closing Statement	vi.

BTA rank	BTARank4	(a) Underwriting Summary and	viii.
(b) BTA Rank Schedule and Easement Agreement

Lease expiration date	Final Lease Expiration (Data Tape)10	(a) Lease Agreement and recalculation or	vi., ix.
(b) Lease Agreement

Total remaining lease life (years)	Total remaining lease life (Yrs)	Recalculation	x.

Term excluding renewals (years)	Term excluding renewals	Lease Agreement and recalculation	xi.

NTM revenue	Annualized Revenue	(a) Lease Agreement,	xii.
(b) Lease Agreement and System Screen Shots
or
(c) Lease Agreement and Revenue Support

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Tenant parent Moody’s rating	Moody’s	Tenant Ratings Screenshots

Tenant parent S&P rating	S&P	Tenant Ratings Screenshots

Tenant parent Fitch rating	Fitch	Tenant Ratings Screenshots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the address, tenant name, entity and structure type Sample Characteristics for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to ignore differences due to abbreviations, truncations and spelling errors.

iii.	For the purpose of comparing the zip code Sample Characteristic for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to only compare the first five digits of the zip code, as shown on the Source, to the first five digits of the zip code, as shown on the Preliminary Data File.

iv.	For the purpose of comparing the tenant name Sample Characteristic for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to note agreement in accordance with the following decode table:

Preliminary Data File Value	Source Value
CCTMO LLC	Crown Castle
CCATT	Crown Castle

Exhibit 1 to Attachment A

Notes: (continued)

v.	For the purpose of comparing the structure type Sample Characteristic for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to note agreement in accordance with the following decode table:

Preliminary Data File Value	Source Value
Freestanding	Water Tank
Tower	Monopole
Tower	Flagpole
Tower	Monopine
Tower	Lattice
Tower	Lattice Tower

vi.	For the purpose of comparing the lease commencement date, LD acquisition date and lease expiration date Sample Characteristics for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to ignore differences of +/- 5 days or less.

vii.	For the purpose of comparing the lease commencement date Sample Characteristic for each Sample Asset (except for Sample Asset Number 7), Landmark, on behalf of the Issuer, instructed us to the Lease Agreement or Estoppel Certificate as the Source.

For the purpose of comparing the lease commencement date Sample Characteristic for Sample Asset Number 7, Landmark, on behalf of the Issuer, instructed us to recalculate the lease commencement date by:

a.	Adding the initial term (in months) and renewal term(s) (in months), both as shown on the Lease Agreement and

b.	Subtracting the result of a. from the lease expiration date, as shown on the Lease Agreement.

viii.	For the purpose of comparing the BTA rank Sample Characteristic for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to use the BTA rank for the county and state, both as shown on the BTA Rank Schedule, corresponding to the county and state, both as shown on the Easement Agreement.

Exhibit 1 to Attachment A

Notes: (continued)

ix.	For the purpose of comparing the lease expiration date Sample Characteristic for each Sample Asset (except for Sample Asset Numbers 7, 13, 14, 16, 21, 23 and 25), Landmark, on behalf of the Issuer, instructed us to recalculate the lease expiration date by adding the initial term (in months) and renewal term(s) (in months), both as shown on the Lease Agreement, to the lease commencement date, as determined in note vii. and in accordance with note vi.

For the purpose of comparing the lease expiration date Sample Characteristic for Sample Asset Numbers 14 and 21, Landmark, on behalf of the Issuer, instructed us to recalculate the lease expiration date by adding the initial term (in months) and renewal term(s) (in months), both as shown on the Lease Agreement, to the lease commencement date, as shown on the Preliminary Data File.

For the purpose of comparing the lease expiration date Sample Characteristic for Sample Asset Numbers 7, 13, 16, 23 and 25, Landmark, on behalf of the Issuer, instructed us to use the Lease Agreement as the Source.

x.	For the purpose of comparing the total remaining lease life (years) Sample Characteristic for each Sample Asset, Landmark, on behalf of the Issuer, instructed us to:

a.	Recalculate the total remaining lease life (years) by:

(1)	Calculating the difference in days (assuming each year contains 360-days composed of twelve 30-day months) between the:

i.	Lease expiration date, as determined in note ix. and in accordance with note vi., and

ii.	Cut-Off Date and

(2)	Dividing the result obtained in (1) above by 360 and

b.	Ignore differences of +/- 0.09 years or less.

xi.	For the purpose of comparing the term excluding renewals (years) Sample Characteristic for each Sample Asset with remaining renewal terms, as shown on the Lease Agreement, Landmark, on behalf of the Issuer, instructed us to:

a.	Recalculate the term excluding renewals (years) by:

(1)	Calculating the difference in days (assuming each year contains 360-days composed of twelve 30-day months) between the:

i.	Next renewal date, as shown on the Lease Agreement, and

ii.	Cut-Off Date and

(2)	Dividing the result obtained in (1) above by 360

and

b.	Ignore differences of +/- 0.09 years or less.

For the purpose of comparing the term excluding renewals (years) Sample Characteristic for each Sample Asset with no remaining renewal terms, as shown on the Lease Agreement, Landmark, on behalf of the Issuer, instructed us to:

a.	Use the total remaining lease life (years) as recalculated in note x. and

b.	Ignore differences of +/- 0.09 years or less.

Exhibit 1 to Attachment A

Notes: (continued)

xii.	For the purpose of comparing the NTM revenue Sample Characteristic for each Sample Asset (except Sample Asset Numbers 6, 16, 22 and 23), Landmark, on behalf of the Issuer, instructed us to use the information, assumptions and methodologies that are described in the Lease Agreement.

For the purpose of comparing the NTM revenue Sample Characteristic for Sample Asset Numbers 6, 16 and 22, Landmark, on behalf of the Issuer, instructed us to use the information, assumptions and methodologies that are described in the Lease Agreement and System Screen Shots, as applicable.

For the purpose of comparing the NTM revenue Sample Characteristic for Sample Asset Number 23, Landmark, on behalf of the Issuer, instructed us to use the information, assumptions and methodologies that are described in the Lease Agreement and Revenue Support, as applicable.

For the purpose of this procedure, Landmark, on behalf of the Issuer, instructed us to ignore differences or +/- 3.00% or less (calculated as a percentage of the NTM revenue that is shown on the Preliminary Data File).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Landmark, on behalf of the Issuer, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Asset Number	Sample Characteristic	Preliminary Data File Value	Source Value
1	Purchase term	1,188 years	Perpetual
	Total remaining lease life (years)	95.20 years	0.86 years

3	BTA rank	11	12

4	Term excluding renewals (years)	1.32 years	0.29 years

5	BTA rank	22	9
	NTM revenue	$42,601.62	$48,199.64

10	Total remaining lease life (years)	25.58 years	23.29 years

13	Structure type	Freestanding	Tower
	Tenant parent Fitch rating	BB-	NR

14	Entity	[REDACTED]	[REDACTED]
	Lease commencement date	9/8/2006	<Unable to determine>
	Lease expiration date	3/31/2032	9/7/2031
	Total remaining lease life (years)	13.96 years	13.39 years

18	Structure type	Freestanding	Tower
	Lease commencement date	12/26/2007	12/13/2007
	Lease expiration date	2/28/2038	12/12/2037
	Total remaining lease life (years)	19.87 years	19.66 years

19	Lease expiration date	4/30/2070	10/31/2115
	Total remaining lease life (years)	52.04 years	97.54 years

20	Lease commencement date	9/15/2014	8/4/2014
	Lease expiration date	9/14/2069	6/10/2115
	Term excluding renewal (years)	1.41 years	1.30 years
	Total remaining lease life (years)	51.41 years	97.15 years
	Tenant parent Fitch rating	BB-	NR

21	Lease commencement date	2/1/2014	<Unable to determine>

22	NTM revenue	$8,694.12	$8,216.04

23	NTM revenue	$8,530.08	$7,935.00